UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2026

GRACE THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35776	98-1359336

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center Suite 300 Princeton, New Jersey		08540

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 322-1602

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	GRCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2026, Grace Therapeutics, Inc. (the “Company”) entered into:

•
an amendment (the “CEO Amendment”) to that certain Letter Agreement by and between the Company and Prashant Kohli, the Company’s Chief Executive Officer, dated August 12, 2024 (as amended on November 12, 2025 by that certain amendment (“Amendment No. 1”), the “CEO Letter Agreement”);

•
an amendment (the “DelAversano Amendment”) to that certain Letter Agreement by and between the Company and Robert J. DelAversano, the Company’s Principal Financial Officer and Vice President, Finance, dated November 12, 2025 (the “DelAversano Letter Agreement”);

•
an amendment (the “Kumar Amendment”) to that certain Letter Agreement by and between the Company and Amresh Kumar, the Company’s Vice President, Program Management, dated November 12, 2025 (the “Kumar Letter Agreement”);

•
an amendment (the “D’Andrea Amendment”) to that certain Letter Agreement by and between the Company and Carrie D’Andrea, the Company’s Vice President, Clinical Operations, dated November 12, 2025 (the “D’Andrea Letter Agreement”); and

•
an amendment (the “Macdonald Amendment”) to that certain Letter Agreement by and between the Company and R. Loch Macdonald, the Company’s Chief Medical Officer, dated November 12, 2025 (the “Macdonald Letter Agreement”).

The CEO Amendment, the DelAversano Amendment, the Kumar Amendment, the D’Andrea Amendment and the Macdonald Amendment are collectively referred to as the “Amendments” in this Current Report on Form 8-K. The CEO Letter Agreement, the DelAversano Letter Agreement, the Kumar Letter Agreement, the D’Andrea Letter Agreement and the Macdonald Letter Agreement are collectively referred to as the “Letter Agreements” in this Current Report on Form 8-K. A copy of the CEO Letter Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 16, 2024, and copies of Amendment No. 1, the DelAversano Letter Agreement, the Kumar Letter Agreement, the D’Andrea Letter Agreement and the Macdonald Letter Agreement are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2025.

As further described herein, the Amendments supersede and replace certain of the severance terms contained in the Letter Agreements, as applicable.

Pursuant to each of the Amendments, if the executive officer’s employment is terminated by the Company without Cause (as defined in the Amendments), absent a Change in Control (as defined in the Grace Therapeutics, Inc. 2024 Equity Incentive Plan) of the Company, such executive officer is entitled to receive accrued but unpaid salary, unreimbursed expenses, and benefits (collectively, the “Accrued Obligations”) owed to such executive officer and, subject to the execution, delivery and non-revocation of a general release of claims, the Company shall (i) pay such executive officer a continuation of his or her base salary then in effect for six (6) months (twelve (12) months in the case of the CEO Amendment), and (ii) pay or reimburse such executive officer’s COBRA premiums for six (6) months (twelve (12) months in the case of the CEO Amendment) on terms no less favorable than those in effect on the date of the Amendments. Any unvested and outstanding equity awards held by the executive officer shall be forfeited upon a termination by the Company without Cause absent a Change in Control of the Company.

Each of the Amendments further provides that if such executive officer’s employment is terminated by the Company without Cause or if such executive officer resigns for Good Reason (as defined in the Amendments) in connection with or within twelve (12) months following a Change in Control of the Company, such executive officer is entitled to receive the Accrued Obligations owed to such executive officer and, subject to the execution, delivery and non-revocation of a general release of claims, the Company shall (i) pay such executive officer a cash payment equal to six (6) months (eighteen (18) months in the case of the CEO Amendment) of such executive officer’s base salary plus target bonus then in effect, and (ii) pay or reimburse such executive officer’s COBRA premiums for six (6) months (eighteen (18) months in the case of the CEO Amendment) on terms no less favorable than those in effect on the date of the Amendments. Any unvested and outstanding equity awards held by such executive officer shall be fully vested and exercisable upon such termination or resignation, as the case may be, in connection with or within twelve (12) months following a Change in Control of the Company.

The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the CEO Amendment, the DelAversano Amendment, the Kumar Amendment, the D’Andrea Amendment and the Macdonald Amendment, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Amendment No. 2 to Letter Agreement by and between Prashant Kohli and the Company, dated January 10, 2026.
10.2	Amendment No. 1 to Letter Agreement by and between Robert J. DelAversano and the Company, dated January 10, 2026.
10.3	Amendment No. 1 to Letter Agreement by and between Amresh Kumar and the Company, dated January 10, 2026.
10.4	Amendment No. 1 to Letter Agreement by and between Carrie D’Andrea and the Company, dated January 10, 2026.
10.5	Amendment No. 1 to Letter Agreement by and between R. Loch Macdonald and the Company, dated January 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRACE THERAPEUTICS, INC.

Date:	January 12, 2026	By:	/s/ Prashant Kohli
Prashant Kohli
Chief Executive Officer